Exhibit 99.2

CORRECTION -- Community Shores Reports Third Quarter 2007 Earnings

MUSKEGON, Mich., Oct. 31, 2007 (PRIME NEWSWIRE) -- In a release for Community Shores Bank Corporation (Nasdaq:CSHB) issued Oct. 30, 2007 under the same headline, the amount of Third Quarter 2007 Period End Earning Assets was identified as $653,857, and should have been $249,757.

CONTACT:  Community Shores Bank Corporation
          Heather D. Brolick, President and CEO
            1-231-780-1845
            hbrolick@communityshores.com
          Tracey A. Welsh, Senior Vice President and CFO
            1-231-780-1847
            twelsh@communityshores.com